THE HUNTINGTON FUNDS

(the “Trust”)

HUNTINGTON DIVIDEND CAPTURE FUND

HUNTINGTON GLOBAL SELECT MARKETS FUND

HUNTINGTON REAL STRATEGIES FUND

HUNTINGTON SITUS FUND

HUNTINGTON BALANCED ALLOCATION FUND

(each a “Fund” and together the “Funds”)

SUPPLEMENT DATED OCTOBER 30, 2015, TO THE HUNTINGTON FUNDS’

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2015, AS AMENDED

On September 3, 2015, The Huntington National Bank, the sole shareholder of Huntington Asset Advisors, Inc. (the “Advisor”), the Funds’ investment advisor, entered into an agreement to sell the Advisor to Rational Capital LLC (the “Transaction”). Under the Investment Company Act of 1940, the closing of the Transaction (the “Closing”) will cause the Trust’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Trust’s Board of Trustees has approved the following:

•	a new investment advisory agreement with the Advisor (to be renamed Rational Advisors, Inc.) with respect to each Fund;

•	a Subadvisory Agreement between the Advisor and The Cambridge Strategy (Asset Management) Limited (“Cambridge”) with respect to the Huntington Global Select Markets Fund;

•	nominees to replace certain of the current Trustees on the Board of Trustees of the Trust; and

•	a proposal to permit the Advisor, as the investment advisor to the Funds, to hire and replace subadvisors or to modify subadvisory agreements with respect to any Fund without shareholder approval.

Each of these items will be submitted to the shareholders of the applicable Funds for their approval at a joint special meeting of shareholders that has been scheduled for December 18, 2015. The Closing is subject to certain shareholder approvals and other conditions to closing, and is currently expected to occur on December 31, 2015.

Effective upon Closing, it is expected that the contractual limitation imposed by the Advisor on each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) will be revised as follows:

		Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
Fund	Share Class	Pre-Closing	Post-Closing
Huntington Balanced Allocation Fund	Class A Shares	0.70%	0.70%
Huntington Dividend Capture Fund	Class A Shares	1.13%	1.25%
	Class C Shares	1.63%	1.75%
	Institutional Shares	0.88%	1.00%
Huntington Global Select Markets Fund	Class A Shares	1.12%	1.50%
	Institutional Shares	0.87%	1.25%
Huntington Real Strategies Fund	Class A Shares	1.29%	1.25%
	Institutional Shares	1.04%	1.00%
Huntington Situs Fund	Class A Shares	1.28%	1.25%
	Class C Shares	1.78%	1.75%
	Institutional Shares	1.03%	1.00%

Additionally, it is expected that the Advisor will have new management after the Closing. In connection with the anticipated change in management, it is expected that the Funds’ portfolio managers primarily responsible for overseeing the Funds’ investments, effective upon the Closing, will be as follows:

With respect to all Funds except the Huntington Global Select Markets Fund:

David Miller

Senior Portfolio Manager. Service with the Funds since 2016.

Co-founder of Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of Rational Capital LLC, in 2006. He is responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Michael Schoonover

Portfolio Manager. Service with the Funds since 2016.

Portfolio manager of Catalyst since November 2013. He is responsible for the day-to-day management of several other funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005-2011, he served in various technical and scientific management roles with the Perrigo Company.

With respect to the Huntington Global Select Markets Fund:

Mike Newton

Chief Investment Officer. Service with the Fund since 2016.

Chief Investment Officer for Cambridge’s Global Emerging Market Equities program since May 2015. Previously, Mr. Newton was Director of Macro Research and a Senior Macro Portfolio Manager at Caxton Associates LP and Senior Macro Portfolio Manager in the FX Global Trading Group at Citadel LLC.

Edward Baker

Executive Chairman. Service with the Fund since 2016.

Mr. Baker joined Cambridge in 2007 and is responsible for the firm’s emerging markets equities strategies and leadership of the firm’s research effort.

Samuel Kwong

Senior Portfolio Manager. Service with the Fund since 2016.

Mr. Kwong joined Cambridge in 2009 and is responsible for the firm’s Asian Equities portfolios.

Mathias Wikberg

Senior Portfolio Manager. Service with the Fund since 2016.

Senior Portfolio Manager for Cambridge’s EMEA and Latin America programs since May 2015. Previously, Mr. Wikberg was Head of Sales & Trading at Visor Capital and, prior to that, Portfolio Manager for Sturgeon Capital/Compass Asset Management, a Frontier Market specialist hedge fund based in Almaty, Kazakhstan and London, UK.

Walid Khalfallah

Senior Portfolio Manager. Service with the Fund since 2016.

Mr. Khalfallah joined Cambridge in 2009 and is jointly responsible for the firm’s Emerging Markets Macro Strategy and has primary responsibility for the firm’s EMEA equity portfolios.

The foregoing is not a solicitation of any proxy. Once a Proxy Statement regarding the above proposals has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective, shareholders will receive a copy of the Proxy Statement. You may also obtain a free copy of the Proxy Statement by calling The Huntington Funds at 800-253-0412 or visiting www.huntingtonfunds.com. You should carefully read and consider the Proxy Statement before voting on any proposal. The Proxy Statement also will be available without charge on the SEC’s web site (www.sec.gov).